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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 7, 2003

                              SPHERION CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                            1-11997                            36-3536544
 ---------------------------------    --------------------------------  ------------------------------------
    (State or other jurisdiction                (Commission                       (I.R.S. Employer
 of incorporation or organization)              File Number)                    Identification No.)



                             2050 Spectrum Boulevard
                         Fort Lauderdale, Florida 33309
     ----------------------------------------------------------------------
          (Address, including zip code, of Principal Executive Offices)

       Registrant's telephone number, including area code: (954) 308-7600





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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On January 7, 2003, Spherion Corporation, a Delaware corporation (NYSE:
SFN) (the "Company"), issued a press release announcing the departure of its Chief Operating Officer and an estimated goodwill impairment charge for fourth quarter 2002.

         The full text of the press release issued by the Company on January 7, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPHERION CORPORATION


Date:    January 7, 2003                    By:  /s/ ROY KRAUSE
                                                 ---------------------------
                                                 Executive Vice President &
                                                 Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT    DOCUMENT
-------    --------

99.1       Press Release dated January 7, 2003.




























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